SUPPLEMENT DATED JUNE 4, 2025 TO THE SUMMARY PROSPECTUS
AND PROSPECTUS DATED FEBRUARY 1, 2025
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck ETF Trust (the “Trust”) regarding the VanEck Digital Transformation ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective on or about June 20, 2025 (the “Effective Date”), MarketVector Indexes GmbH (the “Index Provider”) will implement changes to the MVIS Global Digital Asset Equity Index (the “Digital Transformation Index”), the Fund's benchmark index.

Accordingly, on the Effective Date, the Fund's disclosure will be modified as follows:

The third paragraph of the “Summary Information - Principal Investment Strategies” section of the Fund’s Prospectus and the “Principal Investment Strategies” section of the Fund’s Summary Prospectus are hereby deleted and replaced in their entirety with the following language:

To be initially eligible for inclusion in the Digital Transformation Index, a company must (i) generate at least 50% of its revenues from digital asset projects; (ii) generate at least 50% of its revenues from digital assets or digital asset projects; and/or (iii) have at least 50% of its assets invested in direct digital asset holdings or digital asset projects. The Digital Transformation Index currently includes a minimum of 20 Digital Transformation Index components.

The third paragraph in the section entitled “MVIS Global Digital Assets Equity Index” in the Prospectus will be deleted in its entirety and replaced with the following:
To be initially eligible for inclusion in the Digital Transformation Index, a company must (i) generate at least 50% of its revenues from digital assets projects; (ii) generate at least 50% of its revenues from digital assets or digital asset projects; and/or (iii) have at least 50% of its assets invested in direct digital asset holdings or digital asset projects. Index component weights are based upon free-float market capitalization and individual components are limited to a maximum of an 8% weighting in the Digital Transformation Index. The Digital Transformation Index currently includes a minimum of 20 Index components.

Please retain this supplement for future reference.